SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): March 9, 2004


                         PHARMACEUTICAL RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



   DELAWARE                         FILE NUMBER 1-10827          22-3122182
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)



ONE RAM RIDGE ROAD, SPRING VALLEY, NEW YORK                              10977
 (Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code: (845) 425-7100

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Item 7. Financial Statements and Exhibits.
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        (c)  Exhibits

        10.50 License Agreement, dated as of August 6, 2003, by and between Mead Johnson & Company, Bristol-Myers Squibb Company and Par Pharmaceutical, Inc.*


             *Exhibit 10.50 was previously attached to our Quarterly Report on
              Form 10-Q for the three months ended September 28, 2003. Pursuant to a confidential treatment request filed with the Securities and Exchange Commission on November 13, 2003, certain portions of
              Exhibit 10.50 were omitted in our prior filing. The current filing reflects the Securities and Exchange Commission's decision regarding our confidential treatment request.

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

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


March 9, 2004


                                    PHARMACEUTICAL RESOURCES, INC.
                                    ------------------------------
                                             (Registrant)



                                    /s/ Dennis J. O'Connor
                                    --------------------------------------------
                                    Dennis J. O'Connor
                                    Vice President and Chief Financial Officer

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